     SECOND AMENDMENT AND CONSENT, dated as of March 27, 1997 (this "Amendment
                                                                     ---------
and Consent"), to the Credit Agreement, dated as of August 13, 1996 (as the same
-----------
may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PIERCE LEAHY CORP., a New York corporation (the
-----------------
"Company"), PIERCE LEAHY COMMAND COMPANY, a company organized and existing under
--------
the laws of the Province of Nova Scotia (the "Canadian Borrower" and, together
                                              -----------------
with the Company, the "Borrowers"), the several banks and other financial
                       ---------
institutions from time to time parties thereto (the "Lenders"), Canadian
                                                     -------
Imperial Bank of Commerce, New York Agency, as US Administrative Agent for the US$ Lenders thereunder and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Amendment and Consent becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and consented to in the manner provided for in this Amendment and Consent;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendments to Subsection 1.1 of the Credit Agreement.  Subsection 1.1
          ----------------------------------------------------
of the Credit Agreement is hereby amended as follows:

     (a) by deleting the table appearing in the definition of "Applicable Margin" and substituting in lieu thereof the following table:

                                            Applicable Margin (% per annum)
                                            -------------------------------
         "Range of
       Leverage Ratio                       Base Rate Loans/   Eurodollar Loans/
       --------------                       C$ Prime           Bankers'
                                            Loans              Acceptances
                                            --------------     ---------------

     greater than 5.75 to 1.00                2.00%                 2.75%

     greater than 5.50 to 1.00
     but less than or equal to
     5.75 to 1.00                             1.75%                 2.50%

     greater than 5.00 to 1.00
     but less than or equal to
     5.50 to 1.00                             1.50%                 2.25%

     greater than 4.25 to 1.00
     but less than or equal to
     5.00 to 1.00                             1.25%                 2.00%

     greater than 3.75 to 1.00
     but less than or equal to
     4.25 to 1.00                             1.00%                 1.75%

     greater than 3.25 to 1.00
     but less than or equal to
     3.75 to 1.00                             0.75%                 1.50%

     less than or equal
     to 3.25 to 1.00                          0.50%                 1.25%;"

     (b) by deleting in its entirety the proviso appearing at the end of the definition of "EBITDA" and substituting in lieu thereof the following:
     "provided that, for any period during which the Company or any Subsidiary
      --------
     shall purchase or otherwise acquire any real property which the Company or such Subsidiary shall have been leasing as lessee during such period, the Company or such Subsidiary, as the case may be, shall be deemed to have acquired such real property on the first day of such period and any rental expense of the Company or such Subsidiary during such period in respect of such real property shall be disregarded."; and

     (c) by deleting the amount "US$100,000,000" in the last sentence of the definition of "US Commitment" and substituting in lieu thereof the amount "US$110,000,000".

     2.   Amendments to Subsection 8.7 of the Credit Agreement.  Subsection 8.7
          ----------------------------------------------------
of the Credit Agreement is hereby amended as follows:

     (a) by deleting the words "including Client Acquisition Costs" appearing in the definition of "Capital Expenditures" and substituting in lieu thereof the words "excluding Client Acquisition Costs"; and

     (b) by deleting the percentage "15%" wherever it appears therein and substituting in lieu thereof the percentage "17%".

     3.   Amendment to Subsection 8.10(a) of the Credit Agreement.  Subsection
          -------------------------------------------------------
8.10(a) of the Credit Agreement is hereby amended by deleting the table appearing at the end of said paragraph and substituting in lieu thereof the following table:

--------------------------------------------------------------------------------
               "Period                                              Ratio
               -------                                              -----
--------------------------------------------------------------------------------
From and including the Closing Date
through December 30, 1997                                        6.25 to 1.00
--------------------------------------------------------------------------------
From and including December 31, 1997
through June 30, 1999                                            5.75 to 1.00
--------------------------------------------------------------------------------
From and including July 1, 1999 and thereafter                   5.50 to 1.00"
--------------------------------------------------------------------------------

     4.   Amendment to Schedule 1.1 of the Credit Agreement.  Schedule 1.1 of
          -------------------------------------------------
the Credit Agreement is hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof a new Schedule 1.1 in the form of Schedule 1.1 to this Amendment and Consent.

     III. Consent.  The Lenders hereby consent, in accordance with paragraphs
          -------
(d) and (e) of the proviso contained in the definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement, to the acquisitions of Records Management Services, Inc. and Advanced Files Services, respectively, on the terms and conditions set forth in Schedule III to this Amendment and Consent, notwithstanding that the acquisition of Records Management Services, Inc. shall exceed US$25,000,000 and that the aggregate amount of the proceeds of Acquisition Loans made in the 1997 fiscal year of the Company that are used to fund such Permitted Acquisitions shall exceed US$65,000,000.

     IV.  Conditions to Effectiveness.  This Amendment and Consent shall become
          ---------------------------
effective on the date (the "Amendment and Consent Effective Date") upon which:
                            ------------------------------------

     (a) the Borrowers, each of the Guarantors, the US Administrative Agent and each of the Lenders shall have executed and delivered to the US Administrative Agent this Amendment and Consent;

     (b) the US Administrative Agent shall have received any US$ Notes meeting the requirements of Subsection 2.2 of the Credit Agreement requested by the Lenders, each executed and delivered by a duly authorized officer of the relevant Borrower; and

     (c) the US Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the US Administrative Agent, of the Board of Directors of the Company authorizing the execution, delivery and performance of this Amendment and Consent and the Credit Agreement, as amended hereby.

     V.   General.
          -------

     1.   Representation and Warranties.  To induce the US Administrative Agent
          -----------------------------
and the Lenders to enter into this Amendment and Consent, the Company hereby represents and warrants to the US Administrative Agent and each of the Lenders as of the Amendment and Consent Effective Date that:

     (a)  Corporate Power; Authorization; Enforceable Obligations.
          -------------------------------------------------------

          (i) Each Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and Consent and to perform the Loan Documents, as amended by this Amendment and Consent, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and Consent and the performance of the Loan Documents, as so amended.

          (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment and Consent or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment and Consent.

          (iii) This Amendment and Consent has been duly executed and delivered on behalf of each Borrower.

          (iv) Each of this Amendment and Consent and each Loan Document, as amended by this Amendment and Consent, constitutes a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b)  No Legal Bar.  The execution, delivery and performance of this
          ------------
     Amendment and Consent and the performance of the Loan Documents, as amended by this Amendment and Consent, will not violate any Requirement of Law or Contractual Obligation of each Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (c)  Representations and Warranties.  The representations and warranties
          ------------------------------
     made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment and Consent Effective Date, before and after giving effect to the effectiveness of this Amendment and Consent, as if made on and as of the Amendment and Consent Effective Date.

     2.   Payment of Expenses.  The Company agrees to pay or reimburse the US
          -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent.

     3.   No Other Amendments and Consents; Confirmation.  Except as expressly
          ----------------------------------------------
amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.
          ---------------------------

     (a) This Amendment and Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment and Consent may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Consent signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment and Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              PIERCE LEAHY CORP.

                              By:
                                 -----------------------------------------------
                                Title:


                              PIERCE LEAHY COMMAND COMPANY

                              By:
                                 -----------------------------------------------
                                Title:


                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              NEW YORK AGENCY,
                              as US Administrative Agent and US$ Lender

                              By:
                                 -----------------------------------------------
                                 Title: Director, CIBC Wood Gundy Securities Corp., AS AGENT


                              BANK OF IRELAND GRAND CAYMAN
                              as a Lender

                              By:
                                 -----------------------------------------------
                                Title:


                              CREDIT LYONNAIS NEW YORK BRANCH
                              as a Lender

                              By:
                                 -----------------------------------------------
                                Title:


                              FLEET NATIONAL BANK
                              as a Lender

                              By:
                                 -----------------------------------------------
                                Title:

                                          THE FIRST NATIONAL BANK OF MARYLAND
                                          as a Lender

                                          By:
                                             ----------------------------------
                                            Title:


                                          HELLER FINANCIAL
                                          as a Lender

                                          By:
                                             ----------------------------------
                                            Title:


                                          STATE STREET BANK AND TRUST COMPANY
                                          as a Lender

                                          By:
                                             ----------------------------------
                                            Title:


                                          THE BANK OF NEW YORK
                                          as a Lender

                                          By:
                                             ----------------------------------
                                            Title:

                          ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned, as a Guarantor under that certain US Global Guarantee and Security Agreement, dated as of August 13, 1996, made by each of such Guarantors in favor of the US Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Second Amendment and Consent to which this Acknowledgment and Consent is attached and hereby reaffirms its obligations as a Guarantor under said US Global Guarantee and Security Agreement.


                                 PIERCE LEAHY CORP.


                                 By:
                                    --------------------------------------------
                                   Title:


                                 PLC COMMAND I, INC.


                                 By:
                                    --------------------------------------------
                                   Title:


                                 PLC COMMAND II, INC.


                                 By:
                                    --------------------------------------------
                                   Title:


                                 PLC COMMAND I, L.P.
                                 By PLC Command I, Inc., as its general partner


                                 By:
                                    --------------------------------------------
                                   Title:


                                 PLC COMMAND II, L.P.
                                 By PLC Command II, Inc., as its general partner


                                 By:
                                    --------------------------------------------
                                   Title: